EXHIBIT 10.1




                             SETTLEMENT AGREEMENT

                       AND MUTUAL RELEASE OF ALL CLAIMS
                       --------------------------------

      THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE OF ALL CLAIMS ("Agreement") by and among Swiss-American Products, Inc. ("Plaintiff"), on the one hand, and Carrington Laboratories, Inc. and G. Scott Vogel ("Defendants"), on the other hand, is made and entered into as of the _____ day of December, 2005 ("Effective Date"). The Plaintiff and the Defendants are sometimes hereinafter collectively referred to as the "Parties".

                                   RECITALS
                                   --------

      WHEREAS, Plaintiff has filed suit against Defendants in the 193rd Judicial District Court, Dallas County, Texas, which is styled Swiss-American Products, Inc. v. Carrington Laboratories, Inc. and G. Scott Vogel, and pending as Cause No. 01-5163 (the "Litigation"); and,

      WHEREAS, the Parties desire to avoid the uncertainty, aggravation and costs of further litigation and settle all disputes between and among them.

      NOW THEREFORE, for and in consideration of the premises, mutual promises, covenants, conditions and obligations contained herein, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

                                   AGREEMENT

 A.   No Admission of Liability

      The Parties acknowledge that in making this Agreement, they are settling a disputed claim, and nothing herein shall be construed an admission of liability by any party to the other.

 B.   Payments

      Defendant  Carrington  Laboratories,  Inc.  ("Carrington")  shall   pay
 to Plaintiff the amount of Four Hundred Thousand and no/100 Dollars ($400,000.00) via wire transfer on the Effective Date of this Agreement.

      On the Effective Date of this Agreement, Carrington shall issue to Plaintiff a 6.0% Subordinated Promissory Note (the "Promissory Note"), which shall be in the form attached as Exhibit "A" hereto, in the principal amount of Four Hundred Thousand and no/100 Dollars ($400,000.00). Carrington agrees that the subordinated debt would only be subordinated to the Senior Indebtedness (as defined in the Promissory Note) and would be pari passu in seniority, payment and other terms/restrictions with the subordinated debt issued to the purchasers (the "Purchasers") pursuant to the Promissory Note and Warrant Purchase Agreement (the "Purchase Agreement") dated November 18, 2005, among Carrington and the Purchasers listed on Schedule I to the Purchase Agreement. Carrington agrees that when payments are made to the Purchasers under their promissory notes issued pursuant to the Purchase
 Agreement, Plaintiff will also be paid its pro rata share, based on the ratio of the indebtedness under the Promissory Note to the aggregate indebtedness payable under the Promissory Note and the promissory notes issued under the Purchase Agreement.

      In connection with the terms of the Promissory Note, Plaintiff will prior to or simultaneous with the issuance to Plaintiff of the Promissory Note, execute and deliver to Comerica Bank and Carrington a Subordination Agreement in the form attached hereto as Exhibit "B" (the "Subordination Agreement").

      On the Effective Date of this Agreement, Carrington shall issue to Plaintiff a Series C Common Stock Purchase Warrant (the "Warrant"), which shall be in the form attached as Exhibit "C" hereto, exercisable for two hundred thousand (200,000) shares of Carrington common stock (the "Warrant Shares" and, collectively with the Promissory Note and the Warrant, the "Securities") and shall be exercisable at the exercise price set forth in
 Section 2(b) of the Warrant.

      The Parties agree to cooperate fully in executing any and all supplementary documents and to take all additional actions that may be necessary or appropriate to give full force and effect to the basic terms and intent of this Agreement.

 C.   Covenant Not to Use Formula.

      For purposes of reference, the parties agree that Carrington and Swiss-American will each keep one exclusive, identical copy of the Swiss-American formula for Skintegrity Wound Cleanser that was at issue in this Litigation (the "Exclusive Copy of the Swiss-American Formula"). For verification purposes, Carrington and Swiss-American each agree, by virtue of their counsel's signature to this Agreement and by their signature on the Exclusive Copies of the Swiss-American Formula, that they both have received their Exclusive Copy of the Swiss-American Formula, that it is the formula that was at issue in the Litigation, and that it is identical to the copy given to the other party. The formula contained in the Exclusive Copy of the Swiss-American Formula shall be referenced herein as the "Swiss-American Formula." Carrington shall maintain its Exclusive Copy of the Swiss-American Formula. Swiss-American and/or its counsel shall maintain Swiss-American's Exclusive Copy of the Swiss-American Formula. Defendants covenant and agree that within forty-five (45) days after the Effective Date of this Agreement, all other documents containing the Swiss-American Formula in the possession of Defendants, their attorneys or their experts shall be returned to Plaintiff and all electronic files and backup files containing the the Swiss-American Formula shall be destroyed.

      Defendants covenant and agree that that they will not possess, maintain or use the Swiss-American Formula in any way except to maintain their Exclusive Copy of the Swiss-American Formula. Carrington agrees that the Swiss-American Formula shall be maintained in confidence. The Defendants represent that, since the filing of the Litigation, the Swiss-American Formula has not been disclosed to third parties, except to their attorneys and pursuant the Protective Order entered in the Litigation.

      Defendants covenant and agree that they will not manufacture, market or sell a product with the identical ingredients and the identical percentage of ingredients as in the Swiss-American Formula.

 D.   Mutual Release and Discharge

      Plaintiff, its successors, assigns, agents, officers, directors, shareholders, employees, attorneys, subsidiaries and all related parties and entities acting in privity with the foregoing, fully releases, acquits and forever discharges Defendants, their successors, assigns, agents, officers, directors, shareholders, employees, attorneys, subsidiaries and all related parties and entities acting in privity with the foregoing, of and from any and all claims, demands and causes of action held by Plaintiff, its successors, assigns, agents, officers, directors, shareholders, employees, attorneys, subsidiaries and all related parties and entities acting in privity with the foregoing, which arise from, result from or in any way relate to the Litigation or any claim or cause of action which it may have of whatsoever nature, whether arising in contract, or in tort or based on any other theory of recovery, known or unknown, presently existing or existing in the past, of whatever nature, except for obligations arising hereunder.

      Defendants, their successors, assigns, agents, officers, directors, shareholders, employees, attorneys, subsidiaries and all related parties and entities acting in privity with the foregoing, fully release, acquit and forever discharge Plaintiff, its successors, assigns, agents, officers, directors, shareholders, employees, attorneys, subsidiaries and all related parties and entities acting in privity with the foregoing, of and from any and all claims, demands and causes of action held by Defendants, their successors, assigns, agents, officers, directors, shareholders, employees, attorneys, subsidiaries and all related parties and entities acting in privity with the foregoing, which arise from, result from or in any way relate to the Litigation or any claim or cause of action which they may have of whatsoever nature, whether arising in contract, or in tort or based on any other theory of recovery, known or unknown, presently existing or existing in the past, of whatever nature, except for obligations arising hereunder.

      The Parties shall file an agreed motion and, in the forms attached hereto as Exhibits "D" and "E" dissolving the temporary injunction and dismissing the Litigation with prejudice. All parties shall bear their own costs and attorneys' fees in the Litigation.

 E.   Representations and Warranties

      1. Each Party to this Agreement warrants and represents that he or it has the power and authority to enter into this Agreement and that this Agreement and all documents delivered pursuant to this Agreement are valid, binding and enforceable upon him or it.

      2. Each Party to this Agreement warrants and represents that no consent, approval, authorization or order of, and no notice to, or filing with, any court, governmental authority, person or entity is required for the execution, delivery, and performance of this Agreement, other than, with respect to Carrington (i) compliance with any applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"); (ii) compliance with any applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (iii) compliance with any applicable state securities laws; and (iv) such consents, approvals, orders, or authorizations which, if not obtained, and such declarations, filings, or registrations which, if not made, would not, individually or in the aggregate, have a material adverse effect on the business, assets, results of operations, or financial condition of Carrington. The representations and warranties of Carrington contained in this Section E.2., insofar as such representations and warranties pertain to compliance by Carrington with the requirements of the Securities Act and applicable state securities laws, are based on the representations and warranties of Plaintiff contained in Section E.3.

      3. Plaintiff hereby represents and warrants to and covenants with Carrington that:

      (a) Plaintiff is a corporation duly incorporated under the laws of Texas and is validly existing in good standing under such laws.

      (b) Plaintiff has adequate means of providing for Plaintiff's current needs and possible contingencies, and Plaintiff has no need now, and anticipates no need in the foreseeable future, to sell the Securities to be acquired by Plaintiff hereunder. Plaintiff is able to bear the economic risks of this investment, and consequently, without limiting the generality of the foregoing, is able to hold the Securities for an indefinite period of time and has a sufficient net worth to sustain a loss of Plaintiff's entire investment in the Securities in the event such loss should occur.

      (c) Plaintiff recognizes that Plaintiff's investment in the Securities involves a high degree of risk that may result in the loss of the total amount of the investment. Plaintiff acknowledges that Plaintiff has carefully considered all risks incident to the purchase of the Securities.

      (d) Plaintiff is acquiring the Securities for Plaintiff's own account (as principal) for investment and not with a view to the distribution or resale of all or any part thereof.

      (e) Plaintiff has not offered or sold any portion of the Securities and has no present intention of dividing Plaintiff's interest in any of the Securities with others or of reselling or otherwise disposing of any portion of the Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

      (f) Plaintiff is aware that Plaintiff must bear the economic risk of an investment in the Securities for an indefinite period of time because of the restrictions on transferability referred to below. Plaintiff also recognizes that no federal or state agency has passed upon the Securities to date or made any finding or determination as to the fairness of an investment in the Securities.

      (g) Plaintiff and its advisors, if any, have been furnished with all publicly available materials relating to the business, finances and operations of Carrington and such other publicly available materials relating to the offer and sale of the Securities as have been requested by Plaintiff. Plaintiff and its advisors, if any, have been afforded the opportunity to ask questions of Carrington. Other than to other persons party to this Agreement and its professional advisors who have agreed to keep such information confidential in accordance with this Agreement, Plaintiff has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

      (h) Plaintiff has not received any offer to acquire the Securities pursuant to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or pursuant to attendance at any seminar or meeting to which Plaintiff was invited by such general solicitation or general advertising.

      (i) In making a decision to subscribe for the Securities, Plaintiff has relied upon independent investigations made by Plaintiff and its advisors, if any, without assistance of Carrington or its affiliates, employees or agents.

      (j) Plaintiff understands and agrees that (i) its acquisition of the Securities will not be registered under applicable securities laws, and (ii) a legend in substantially the following form will be placed on any certificate(s) evidencing the Securities, in addition to any other legend required by law or other agreement to be noted thereon:

           THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THOSE ISSUABLE UPON THE EXERCISE HEREOF: (I) HAVE BEEN OR WILL BE ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS IN RELIANCE UPON THE REPRESENTATION OF THE HOLDER HEREOF THAT THE SAME HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES; AND (II) MAY NOT BE RESOLD, TRANSFERRED OR CONVEYED IN THE ABSENCE OF REGISTRATION PURSUANT TO THE APPLICABLE SECURITIES LAWS OR UNLESS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FIRST OBTAINED THAT SUCH IS NOT THEN NECESSARY. ANY TRANSFER CONTRARY HERETO IS VOID.

      (k) Plaintiff confirms that Plaintiff has been advised to consult with its own attorney regarding legal matters concerning Carrington and to consult with independent tax advisors regarding the tax consequences of investing in Carrington.

      (l) The execution, delivery, and performance by Plaintiff of this Agreement and the consummation by it of the transactions contemplated hereby do not and will not (i) conflict with or result in a violation of any provision of its charter, bylaws or similar organizational documents or (ii) violate any applicable law binding upon Plaintiff, except for any such violations which would not, individually or in the aggregate affect the ability of Plaintiff to consummate the transactions contemplated hereby.

      (m) Plaintiff is not acquiring the securities as part of a "group" as such term is generally understood pursuant to Section 13(d) of Regulation 13D-G of the Exchange Act or if Plaintiff is a member of a group, the group will beneficially own, within the meaning of Section 13(d) of Regulation 13D-G of the Exchange Act, less than 15% of Carrington's common stock after giving effect to the transactions contemplated hereby.

      (n) Plaintiff understands that the Promissory Note and Warrant are being offered and sold to Plaintiff in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that Carrington is relying in part upon the truth and accuracy of, and Plaintiff's compliance with, the representations, warranties, agreements, acknowledgements and understandings of Plaintiff set forth herein in order to determine the availability of such exemptions and the eligibility of Plaintiff to acquire the Promissory Note and Warrant.

      (o) Plaintiff, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters, including investing in companies engaged in the business in which Carrington is engaged, so as to be capable of evaluating the merits and risks of the prospective investment in the Promissory Note and Warrant, and has so evaluated the merits and risks of such investment. Plaintiff is able to bear the economic risk of an investment in the Promissory Note and Warrant and is able to afford a complete loss of such investment.

      (p) Plaintiff acknowledges that Plaintiff understands the meaning and legal consequences of the representations, warranties and covenants set forth in this Section E.3. hereof and that Carrington has relied and will rely upon such representations, warranties and covenants, and Plaintiff hereby agrees to defend, indemnify and hold harmless Carrington and its officers, directors, controlling persons, agents and employees, from and against any and all loss, damage or liability, joint or several, and any action in respect thereof, to which any such person may become subject due to or arising out of Plaintiff's breach of any such representation, warranty or covenant.

      4. Carrington hereby represents and warrants to Plaintiff that:

      (a) Carrington understands the meaning and legal consequences of the representations, warranties and covenants set forth in this Section E.4. hereof as well as those contained in Section C entitled Convenant Not to Use Formula and that Plaintiff has relied and will rely upon such representations, warranties and covenants, and Carrington hereby agrees to defend, indemnify and hold harmless Plaintiff and its officers, directors, controlling persons, agents and employees, from and against any and all loss, damage or liability, joint or several, and any action in respect thereof, to which any such person may become subject due to or arising out of Carrington's breach of any such representation, warranty or covenant;

      (b) Corporate Organization. Carrington is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas and has all requisite corporate power and corporate authority to own, lease, and operate its properties and to carry on its business as now being conducted.

      (c) Qualification. Carrington is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased, or operated by it or the conduct of its business requires such qualification or licensing, except jurisdictions in which the failure to be so qualified or licensed would not, individually or in the aggregate, have a material adverse effect on the business, assets, results of operations, or financial condition of Carrington.

      (d)  Capitalization of Carrington.

                   (i) The authorized capital stock of Carrington consists of (i) 30,000,000 shares of Carrington's common stock, $.01 par value per share (the "Common Stock"), of which, as of November 14, 2005, 10,790,230 shares were outstanding, and (ii) 1,000,000 shares of preferred stock, par value $100 per share, of which, as of November 14, 2005, none of which were outstanding. All outstanding shares of capital stock of Carrington have been validly issued and are fully paid and nonassessable, and no shares of capital stock of Carrington are subject to, nor have any been issued in violation of, preemptive or similar rights. As of November 14, 2005, (A) an aggregate of 1,444,881 shares of Common Stock were issuable upon the exercise of outstanding options granted under Carrington's 1995 Stock Option Plan, (B) an aggregate of 500,000 shares of Common Stock were reserved for issuance under Carrington's 2004 Stock Option Plan, of which an aggregate of 170,500 shares of Common Stock were issuable upon the exercise of outstanding options granted thereunder, (C) an aggregate of 1,250,000 shares of Common Stock were reserved for issuance under Carrington's Employee Stock Purchase Plan, of which an aggregate of 960,112 shares of Common Stock have been issued thereunder, and (D) an aggregate of 300,000 shares of a series of the Carrington's preferred stock designated as Series D Preferred Stock are reserved for issuance upon the exercise of certain preferred share purchase rights associated with the Common Stock, which rights become exercisable by the holders thereof upon the occurrence of certain events, including the acquisition of, or the announcement of the intention to acquire, more than 15% of the outstanding Common Stock by any person, entity or group.

                   (ii) Except as set forth above in this Section E.4(d) and as contemplated by this Agreement, as of November 14, 2005, there were outstanding (A) no shares of capital stock or other voting securities of Carrington, (B) no securities of Carrington convertible into or exchangeable for shares of capital stock or other voting securities of Carrington, (C) no options or other rights to acquire from Carrington, and no obligation of Carrington to issue or sell, any shares of capital stock or other voting securities of Carrington or any securities of Carrington convertible into or exchangeable for such capital stock or voting securities, and (D) no equity equivalents, interests in the ownership or earnings, or other similar rights of or with respect to Carrington.

                (iii) Except pursuant to the Purchase Agreement and Carrington's stock option and employee stock purchase plans, Carrington has not issued any securities, or the right to purchase any securities since November 14, 2005.

      (e)  Authority  Relative  to  this  Agreement.    Carrington  has  full
 corporate power and corporate authority to execute, deliver, and perform this Agreement, the Promissory Note and the Warrant (collectively, the "Transaction Documents") and to consummate the transactions contemplated thereby. The execution, delivery, and performance by Carrington of the Transaction Documents, and the consummation by it of the transactions contemplated thereby, have been duly authorized by all necessary corporate action of Carrington. The Transaction Documents have been duly executed and delivered by Carrington and constitute valid and legally binding obligations of Carrington, enforceable against Carrington in accordance with their respective terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally, (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances, and (iii) public policy considerations with respect to the enforceability of rights of indemnification.

      (f) Noncontravention. The execution, delivery, and performance by Carrington of the Transaction Documents and the consummation by it of the transactions contemplated thereby do not and will not (i) conflict with or result in a violation of any provision of the Restated Articles of
 Incorporation or Bylaws of Carrington, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage, indenture, lease, agreement, or other instrument or obligation to which Carrington is a party or by which Carrington or any of its properties may be bound, (iii) result in the creation or imposition of any lien or encumbrance upon the properties of Carrington, or (iv) assuming compliance with the matters referred to in Section E.4(g), violate any Applicable Law (as hereinafter defined) binding upon Carrington, except, in the case of clauses (ii), (iii), and (iv) above, for any such conflicts, violations, defaults, terminations, cancellations, accelerations, liens, or encumbrances which would not, individually or in the aggregate, have a material adverse effect on the business, assets, results of operations, or financial condition of Carrington or on the ability of Carrington to consummate the transactions contemplated hereby.

      (g)  Governmental  Approvals.     No  consent,   approval,  order,   or
 authorization of, or declaration, filing, or registration with, any Governmental Entity (as hereinafter defined) is required to be obtained or made by Carrington in connection with the execution, delivery, or performance by Carrington of the Transaction Documents or the consummation by it of the transactions contemplated thereby, other than (i) compliance with any applicable requirements of the Securities Act; (ii) compliance with any applicable requirements of the Exchange Act; (iii) compliance with any applicable state securities laws; and (iv) such consents, approvals, orders, or authorizations which, if not obtained, and such declarations, filings, or registrations which, if not made, would not, individually or in the aggregate, have a material adverse effect on the business, assets, results of operations, or financial condition of Carrington or on the ability of Carrington to consummate the transactions contemplated hereby. The representations and warranties of Carrington contained in this Section E.4(g), insofar as such representations and warranties pertain to compliance by Carrington with the requirements of the Securities Act and applicable state securities laws, are based on the representations and warranties of the Plaintiff contained in Section E.3.

      (h) Authorization of Issuance. The Securities have been duly authorized for issuance and, when issued and delivered by Carrington in accordance with the provisions of the applicable Transaction Documents, will be validly issued, fully paid, and nonassessable. The Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable. Carrington has reserved from its duly authorized capital stock 200,000 shares of Common Stock for issuance of the Warrant Shares. The issuance of the Securities and the Warrant Shares is not subject to any preemptive or similar rights.

      (i)  Private Placement Memorandum; SEC Filings.

           (i) None of the information contained in the Private Placement Memorandum (the "Private Placement Memorandum") given to the Plaintiff, as of such date, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading.

           (ii) Carrington has delivered to Plaintiff accurate and complete copies of (A) Carrington's Annual Report on Form 10-K for the year ended December 31, 2004, (B) Carrington's Annual Report to Shareholders for the fiscal year ended December 31, 2004, (C) Carrington's Proxy Statement dated April 14, 2005, relating to the 2005 Annual Meeting of Shareholders, (D) Carrington's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 and (E) Carrington's Current Report on Form 8-K filed on November 22, 2005, in each case in the form filed by Carrington with the Securities and Eschange Commission (collectively, the "SEC Filings"). None of the SEC Filings, including, without limitation, any financial statements or schedules included therein, as of the date of filing thereof, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The financial statements of Carrington included in the SEC Filings present fairly, in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of Carrington as of the dates thereof and its consolidated results of operations and cash flows for the periods then ended (subject to normal year-end audit adjustments in the case of any unaudited interim financial statements).

      (j) Absence of Undisclosed Liabilities. Except as and to the extent disclosed in the Private Placement Memorandum or the SEC Filings, (a) as of September 30, 2005, Carrington had no liabilities or obligations (whether accrued, absolute, contingent, unliquidated, or otherwise) material to Carrington, and (b) since September 30, 2005, Carrington has not incurred any such material liabilities or obligations, other than those incurred in the ordinary course of business.

      (k) Absence of Certain Changes. Except as disclosed in the Private Placement Memorandum or the SEC Filings, since September 30, 2005, there has not been any material adverse change in the business, assets, results of operations, or financial condition of Carrington.

      (l) Scope of Representations and Warranties. Except as set forth in this Agreement, Carrington makes no representations or warranties to the Plaintiff and hereby disclaims all liability and responsibility for any representation, warranty, statement, or information made or communicated (orally or in writing) to Plaintiff (including but not limited to any opinion, information, projection, or advice that may have been provided to Plaintiff by any officer, director, employee, agent, consultant or representative of Carrington).

 F.   Miscellaneous Provisions

      1. Construction

      This Agreement shall be construed and interpreted in accordance of the laws of the State of Texas, without reference to its conflict of laws provisions, and any dispute arising hereunder shall be brought in Dallas County, Texas.

      2. Severability

      To the extent any provision of this Agreement is deemed unenforceable or contrary to law, all provisions of this Agreement shall be deemed severable, and all remaining provisions shall remain in full force and effect.

      3. Integration

      This Agreement is fully integrated and represents the entire agreement and understanding of the Parties. This Agreement shall supersede and replace any prior agreements or understandings between the Parties concerning the subject matter of this Agreement.

      4. Amendments

      This Agreement may not be amended or modified except by a writing duly executed by the party or the authorized representative of the party against which such amendment or modification is subject to be enforced.

      5. Registration Rights

      The Company shall use its commercially reasonable efforts to register the Warrant Shares with the Securities and Exchange Commission under the Securities Act of 1933, as amended, on or before February 16, 2006, on the same terms and conditions as the registration rights contained in Section
 4.4 of the Purchase Agreement, with the Warrant Shares having rights thereunder pari passu with the shares issuable under the warrants issued to the Purchasers under the Purchase Agreement.

      6. Counterparts and Signatures

      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. This Agreement and all counterparts hereto shall be considered a single, enforceable contract. For purposes of this Agreement, a signature transmitted via facsimile or telecopy shall be deemed as effective as an original.

      7. Successors

      This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

      8. No Assignment

      The rights and privileges afforded by this Agreement are not assignable by any party without the written consent of the other parties.

      9. Survival

      All  representations,   warranties,  covenants   and   indemnifications
 contained in this Agreement shall survive after the Effective Date of this Agreement.

      10.  Confidentiality

      From the Effective Date forward, the Parties agree not to reveal the terms of this Agreement or any information concerning the business, financial condition, operations, prospects, assets and liabilities of Carrington acquired from Carrington during the negotiation of this Agreement to anyone who is not a Party to this Agreement. However, the Parties agree that this section shall not prevent any Party from revealing or discussing the terms of this Settlement Agreement (a) with his or its legal advisors, accountants, tax advisors, or financial advisors; (b) in any action regarding the breach, enforcement, or interpretation of this Settlement Agreement; and (c) as required by law, contract, governmental agency, or any court of competent jurisdiction.

      11.  Notices

      All notices, requests, demands, and other communications required or permitted to be given or made hereunder by any Party hereto shall be in writing and shall be deemed to have been duly given or made if delivered personally or transmitted by first class registered or certified mail, postage prepaid, return receipt requested, to the Party at the address set forth under such Party's name on the signature page hereof (or at such other address as shall be specified by the Party by like notice).

 AGREED:

 SWISS-AMERICAN PRODUCTS, INC.

 __________________________________                Dated:______________, 2005
 By:  William O. Kling
 Its: President

 Address:  2055 Luna Road, Ste. 126
           Carrollton, TX  75006
           Attn:  President


 CARRINGTON LABORATORIES, INC.


 _________________________________                 Dated:______________, 2005
 By:  Carlton E. Turner
 Its: President and CEO

 Address:  2001 Walnut Hill Lane
           Irving, Texas  75038
           Attn:  Chief Financial Officer


 _________________________________                 Dated:______________, 2005
 G. SCOTT VOGEL

 Address:  325 Blue Quail Ct.
           Bedford, TX 76021